UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 1, 2023

SENTINELONE, INC.
(Exact name of registrant as specified in its charter)
_____________________________________________________________________________________________

Delaware	001-40531	99-0385461
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

	444 Castro Street
	Suite 400
Mountain View	California	94041
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (855) 868-3733
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001	S	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.	☐

Item 2.02 Results of Operations and Financial Condition.
On June 1, 2023, SentinelOne, Inc. (the “Company”) announced its financial results for the first quarter of fiscal year 2024 ended April 30, 2023, by issuing a letter to shareholders and a press release. The Company also announced that it would hold a webcast to discuss its financial results for the first quarter of fiscal year 2024 ended April 30, 2023. A copy of the press release and the letter to shareholders is furnished herewith as Exhibit 99.1 and 99.2, respectively.
The Company makes reference to non-GAAP financial information in the Company’s press release, letter to shareholders and the webcast call. A reconciliation of these non-GAAP financial measures to the comparable GAAP financial measures is contained in the attached press release and letter to shareholders.
The information contained herein and in the accompanying exhibits are “furnished” and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended ("Securities Act), or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Item 2.05 Costs Associated with Exit or Disposal Activities.
On June 1, 2023, management approved a restructuring plan (the “Plan”) as a result of a review of current strategic priorities, resource allocation, and cost reduction intended to reduce operating costs, improve operating margins and continue advancing the Company’s ongoing commitment to profitable growth. The Plan includes a reduction of the Company’s current full-time employees by approximately 5%, or approximately 100, of the Company’s full-time employee.
The Company currently estimates that it will incur approximately $3.9 million to $6.7 million in connection with the Plan, net of the savings related to stock-based compensation expense described below. The Company currently estimates that of these expenses, cash expenditures will be approximately (i) $3.8 million to $6.9 million related to severance payments and employee benefits and (ii) $1.2 million to $1.5 million related to inventory write-offs. The Company is also expected to recognize savings related to a reversal on stock-based compensation expense of $1.1 million to $1.7 million. This portion of the Plan is expected to be substantially completed in the second quarter of fiscal 2024 and the expenses and savings will be recognized in such period. In addition, the Company expects certain exit charges associated with office space reductions in future periods, contingent on securing a sublease agreement. The execution of the remainder of the Plan is expected to be substantially complete by fiscal 2025.
Potential position eliminations in each country are subject to local law and consultation requirements, which may extend this process further in certain countries. The charges that the Company expects to incur are subject to a number of assumptions, including local law requirements in various jurisdictions, and actual expenses may differ from the estimates disclosed above. The Company may also incur charges and expenditures not currently contemplated due to unanticipated events that may occur in connection with the Plan. The Company intends to exclude the charges associated with the Plan from its non-GAAP financial measures.
Item 7.01 Regulation FD Disclosure.
On June 1, 2023, the Company posted supplemental investor materials on the Investors Relations section of its website, available at investors.sentinelone.com. The Company announces material information to the public through filings with the Securities and Exchange Commission, the investor relations page on the Company’s website, press releases, public conference calls, webcasts, the Company’s news website, available at sentinelone.com/press and blog posts on the Company’s corporate website at sentinelone.com/blog in order to achieve broad, non-exclusionary distribution of information to the public and for complying with its disclosure obligations under Regulation FD.
The information disclosed by the foregoing channels could be deemed to be material information. As such, the Company encourages investors, the media and others to follow the channels listed above and to review the information disclosed through such channels.
Any updates to the list of disclosure channels through which the Company announces information will be posted on the investor relations page on the Company’s website.

In addition, on June 1, 2023, the Company’s Chief Executive Officer, Tomer Weingarten, sent a letter to the entire Company regarding the Plan, which is attached to this Current Report on Form 8-K as Exhibit 99.3 and is incorporated by reference.
The information furnished under this Item 7.01 and in the accompanying Exhibit 99.3 shall not be deemed “filed” for purposes of Section 18 of the Exchange Act or otherwise subject to the liabilities of that section, and shall not be incorporated by reference in any filing under the Securities Act or the Exchange Act regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference in such filing.
Forward-Looking Statements
This Current Report on Form 8-K contains forward-looking statements including, but not limited to, statements related to the number of positions affected by the Plan, and the estimated restructuring charges associated with, and the time frame for completion of and recognition of charges associated with, the Plan. These forward-looking statements are based on management’s beliefs and assumptions and on information available to management as of the date they are made. However, investors should not place undue reliance on any such forward-looking statements because they speak only as of the date they are made. The Company does not undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results, events and developments to differ materially from the Company’s historical experience and its present expectations or projections. These risks and uncertainties include, but are not necessarily limited to, those described in the Company’s filings with the Securities and Exchange Commission.
Item 9.01    Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Exhibit Description
99.1	Press Release issued by SentinelOne, Inc. dated June 1, 2023.
99.2	Letter to Shareholders, dated June 1, 2023.
99.3	Letter to SentinelOne employees from Tomer Weingarten, dated June 1, 2023.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SENTINELONE, INC.

Date: June 1, 2023	By:	/s/ David Bernhardt
David Bernhardt
Chief Financial Officer